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Scudder Variable Series II


o    SVS Dreman Small Cap Value Portfolio


Supplement to Prospectus Dated May 1, 2001


The following information replaces the current disclosure in "The Portfolio Managers" section of the prospectus:

The portfolio's subadvisor is Dreman Value Management, L.L.C. The co-lead portfolio managers are David N. Dreman and Nelson Woodward. Mr. Dreman is the founder and chairman of Dreman Value Management, L.L.C., the portfolio's subadvisor. Widely regarding as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since 2002. Mr. Woodward is a managing director and founding partner of DVM, and joined the portfolio in 2002.









April 1, 2002